                                                               Exhibit (10)-(57)


                           FIRST AMENDMENT AND LIMITED
                           WAIVER TO REVOLVING CREDIT
                             AND GUARANTY AGREEMENT

         FIRST AMENDMENT AND LIMITED WAIVER, dated as of August 22, 2001 (the "AMENDMENT AND WAIVER"), to the REVOLVING CREDIT AND GUARANTY AGREEMENT, dated as of March 20, 2001, among THE LTV CORPORATION, a Delaware corporation (the "BORROWER"), a debtor and debtor-in possession under Chapter 11 of the Bankruptcy Code, the Guarantors named therein (the "GUARANTORS"), THE CHASE MANHATTAN BANK, a New York banking corporation ("CHASE"), each of the other financial institutions party thereto (together with Chase, the "BANKS"), THE CHASE MANHATTAN BANK, as Agent for the Banks (in such capacity, the "AGENT") and ABBEY NATIONAL TREASURY SERVICES PLC, as co-agent for the Banks (the "CO-AGENT").

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Guarantors, the Banks, the Agent and the Co-Agent are parties to that certain Revolving Credit and Guaranty Agreement, dated as of March 20, 2001, (as the same may be amended, modified or supplemented from time to time, the "CREDIT AGREEMENT"); and

         WHEREAS, the Borrower and the Guarantors have requested that from and after the Effective Date (as hereinafter defined) of this Amendment and Waiver, the Credit Agreement be amended and certain provisions of the Credit Agreement be waived subject to and upon the terms and conditions set forth herein.

         NOW THEREFORE, the parties hereto hereby agree as follows:

         1. As used herein, all terms that are defined in the Credit Agreement shall have the same meanings herein.

         2. The Banks hereby waive, for the period commencing on the Effective Date of this Agreement and Waiver and ending on September 7, 2001 (the "WAIVER PERIOD") (i) the Borrower's non-compliance with the cumulative EBTIDA covenant contained in Section 6.05 of the Credit Agreement for the six month period ending on July 31, 2001, (ii) the Borrower's non-compliance with the liquidity covenant contained in Section 6.14 of the Credit Agreement and (iii) the Events of Default that have occurred and are continuing solely as a result of such non-compliance; PROVIDED that (x) upon the expiration of the Waiver Period, the waivers provided for herein shall be immediately (without cure period) and automatically terminated in their entirety and be of no further force and effect and (y) at no time during the Waiver Period shall the sum of the outstanding aggregate principal amount of the Loans PLUS the then aggregate Letter of Credit Outstandings exceed the LESSER of (A) $515,000,000 and (B) the Borrowing Base.

         3. The definition of the term "Eligible Accounts Receivable" set forth in Section 1.01 of the Credit Agreement is hereby amended (i) by inserting in clause (e) thereof the words "or unasserted" immediately following the words "such Receivable is not subject to any asserted" appearing therein and the words "in each case without duplication," immediately preceding the words "provided that the Outstanding Balance of any such Receivable" appearing therein and (ii) by amending clause (p) thereof in its entirety to reach as follows:

                  "(p) the Obligor (i) has not (or has not asserted a right of) setoff against the Borrower or any Guarantor, (ii) has not disputed its liability (whether by chargeback or otherwise) or made any claim with respect to such Receivables Entity which has not been resolved or (iii) is not a creditor of the Borrower or the Guarantor to which it owes the Receivable, in each case without duplication, to the extent of the amount owned by such Receivables Entity to the Obligor, the amount of such actual, asserted or unasserted right of setoff, or the amount of such dispute or claim as the case may be."

         4. The Borrowing Base Certificate is hereby amended by deleting the amount "$15,000,000" appearing on "Line E Borrowing Base Reserve" of the Borrower Base Certificate and inserting in lieu thereof the amount "$0."

         5. This Amendment and Waiver shall not become effective until the date (the "EFFECTIVE DATE") on which this Amendment and Waiver shall have been executed by the Borrower, the Guarantors and Banks representing the Required Banks, and the Agent shall have received evidence satisfactory to it of such execution.

         6. Except to the extent hereby amended or waived, the Credit Agreement and each of the Loan Documents remain in full force and effect and are hereby ratified and affirmed.

         7. The Borrower agrees that its obligations set forth in Section 10.05 of the Credit Agreement shall extend to the preparation, execution and delivery of this Agreement and Waiver, including the reasonable fees and disbursements of special counsel to the Agent.

         8. This Amendment and Waiver shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Agent or the Bank may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as modified by this First Amendment and Waiver.

         9. This Amendment and Waiver may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

         10. This Amendment and Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.



                            [SIGNATURE PAGES FOLLOW]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed as of the day and the year first written.

                                           BORROWER:

                                           THE LTV CORPORATION


                                           By:    /s/ Glenn J. Moran
                                              ----------------------------------
                                           Name:   Glenn J. Moran
                                           Title:  Sr. Vice President

                                           GUARANTORS:

                                           LTV STEEL COMPANY, INC.
                                           COPPERWELD BIMETALLIC PRODUCTS
                                              COMPANY
                                           COPPERWELD CORPORATION
                                           COPPERWELD EQUIPMENT COMPANY
                                           COPPERWELD MARKETING & SALES
                                              COMPANY
                                           COPPERWELD TUBING PRODUCTS COMPANY
                                           CRYSTALANE, INC.
                                           DEARBORN LEASING COMPANY
                                           ERIE B CORPORATION
                                           ERIE I CORPORATION
                                           FOX TAIL, INC.
                                           GEORGIA TUBING CORPORATION
                                           INVESTMENT BANKERS, INC.
                                           J&L EMPIRE, INC.
                                           JALCITE I, INC.
                                           JALCITE II, INC.
                                           JONES & LAUGHLIN STEEL INCORPORATED
                                           LTV BLANKING CORPORATION
                                           LTV-COLUMBUS PROCESSING, INC.
                                           THE LTV CORPORATION (A WYOMING
                                              CORPORATION)
                                           LTV-EGL HOLDING COMPANY
                                           LTV ELECTRO-GALVANIZING, INC.
                                           LTV ESCROW, INC.
                                           LTV INTERNATIONAL, INC.
                                           LTV PICKLE, INC.
                                           LTV PROPERTIES, INC.
                                           LTV STEEL DE MEXICO, LTD.
                                           LTV STEEL MINING COMPANY
                                           LTV-TRICO HOLDING, INC.

                                           LTV-TRICO, INC.
                                           LTV WALBRIDGE, INC.
                                           LTVGT, INC.
                                           METALLON METALS ACQUISITION
                                              CORPORATION
                                           MIAMI ACQUISITION CORPORATION
                                           NEMACOLIN MINES CORPORATION
                                           REOMAR, INC.
                                           REPUBLIC TECHNOLOGY CORPORATION
                                           SOUTHERN CROSS INVESTMENT COMPANY
                                           TAC ACQUISITION CORPORATION
                                           TRICO STEEL COMPANY, INC.
                                           UNITED PANEL, INC.
                                           VARCO PRUDEN INTERNATIONAL, INC.
                                           VP BUILDINGS, INC.
                                           VP-GRAHAM, INC.
                                           WELDED TUBE CO. OF AMERICA
                                           WELDED TUBE HOLDINGS, INC.
                                           YOUNGSTOWN ERIE CORPORATION
                                           YST ERIE CORPORATION



                                           By:    /s/ Glenn J. Moran
                                              ----------------------------------
                                           Name:   Glenn J. Moran
                                           Title:  Vice President



                                           THE CHASE MANHATTAN BANK,
                                              INDIVIDUALLY AND AS AGENT


                                           By:    /s/ Glenn R. Meyer
                                              ----------------------------------
                                           Name:    Glenn R. Meyer
                                           Title:   M. D.

                                           ABBEY NATIONAL TREASURY SERVICES PLC,
                                              INDIVIDUALLY AND AS CO-AGENT


                                           By:    /s/ A. Braun
                                              ----------------------------------
                                           Name:    A. Braun
                                           Title:   Director


                                           By:    /s/ G. Batchelor
                                              ----------------------------------
                                           Name:    G. Batchelor
                                           Title:   Director



                                           CREDIT AGRICOLE INDOSUEZ (NEW YORK)


                                           By:
                                              ----------------------------------
                                           Name:
                                           Title:



                                           BANK OF AMERICA, N.A.


                                           By:
                                              ----------------------------------
                                           Name:
                                           Title:



                                           BANKERS TRUST COMPANY


                                           By:    /s/ William J. Fitzgerald
                                              ----------------------------------
                                           Name:    William J. Fitzgerald
                                           Title:   Vice President

                                         ABLECO FINANCE LLC


                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:



                                         GMAC COMMERCIAL CREDIT LLC


                                         By:    /s/ Frank Impesato
                                            ------------------------------------
                                         Name:    Frank Impesato
                                         Title:   SVP



                                         MELLON BANK, N.A.


                                         By:    /s/ Gary A. Saul
                                            ------------------------------------
                                         Name:    Gary A. Saul
                                         Title:   First Vice President



                                         NATIONAL CITY BANK


                                         By:    /s/ William R. McDonnell
                                            ------------------------------------
                                         Name:    William R. McDonnel
                                         Title:   Vice President



                                         CHASE SECURITIES INC.,
                                           AS AGENT FOR THE CHASE MANHATTAN BANK


                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:

                                         THE SUMITOMO MITSUI BANKING
                                            CORPORATION


                                         By:    /s/ David A. Buck
                                            ------------------------------------
                                         Name:   David A. Buck
                                         Title:  SVP


                                         D.K. ACQUISITION PARTNERS, G.P.


                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:


                                         KEY BANK OF WASHINGTON


                                         By:    /s/ G. M. Adams
                                            ------------------------------------
                                         Name:    G.M. Adams
                                         Title:   Vice President


                                         GENERAL ELECTRIC CAPITAL CORPORATION


                                         By:
                                            ------------------------------------
                                         Name:
                                         Title: